[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) LIMITED
MATURITY FUND

SEMIANNUAL REPORT o OOCTOBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
     James J. Calmas

For the six months ended October 31, 2001, Class A shares of the fund provided a total return of 5.05%, Class B shares 4.67%, Class C shares 4.77%, and Class I shares 5.15%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 5.54% return for the fund's benchmark, the Lehman Brothers One- to Three-Year Government Credit Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. government securities and publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated U.S. and foreign corporate debentures and secured notes that have at least one year to final maturity regardless of call features. During the same period, the average short-term investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.68%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR SHORT- AND INTERMEDIATE-TERM BONDS DURING THE SIX-MONTH PERIOD?

A. Short- and intermediate-term bonds were significant beneficiaries of the uncertainty created by a combination of economic weakness and the September 11 attacks. As bond yields plunged during the period, short- and intermediate-term bonds generally produced strong returns. Since the beginning of the year, the Federal Reserve Board (the Fed) has lowered interest rates 400 basis points, or 4.0%, to 2.5% at the end of the period. Shortly after the close of the period, the Fed dropped the federal funds rate another 0.50% to 2.0%. In response to the aggressive rate cuts, the yield curve regained its positive slope during the past 12 months. This resulted in short- and intermediate-term bonds performing very well relative to longer-term securities.

Q.  HOW DID THE CORPORATE AND MORTGAGE-BACKED SECTORS PERFORM?

A. Spread sectors -- corporate, mortgage-backed, and asset-backed bonds -- generally produced positive returns, but posted mixed results relative to government bonds. Deteriorating credit fundamentals, triggered by a slowing economy, caused corporate and asset-backed securities to lag U.S. Treasuries during the period. Mortgage-backed securities also trailed Treasuries of comparable duration -- duration is a measure of interest rate sensitivity -- due to a spike in refinancing activity caused by lower mortgage rates. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. While the fund generally maintains greater exposure to spread sectors relative to the Lehman Index and those sectors generally lagged Treasuries, our overall security selection was strong, which allowed the fund to keep pace with the index. Performance was also aided by our avoidance of a number of insurance, lodging, airline, and leisure related bonds that hurt the performance of the index and Lipper category.

Q.  WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE PERIOD?

A. The bulk of the fund's corporate bond exposure was allocated to the diversified financial services companies, multinational banks, electric utilities, consumer noncyclicals such as beverages and supermarkets, and high-quality media and telecommunications companies. In each case, we felt that these companies offered the reliable cash flow, high credit quality, and strong balance sheets that we look for in this portfolio. This strategy proved to be especially helpful during a period of extreme economic uncertainty. The fund also maintained a sizable weighting in asset-backed securities (bonds backed by a pool of credit cards or home equity loans) that proved beneficial to performance during the period. These bonds generally carry high credit ratings and were particularly attractive to investors during a period of deteriorating credit fundamentals.

Q.  WHICH INVESTMENTS HELPED PERFORMANCE DURING THE PERIOD?

A. Early in the period, investors anticipated a quick recovery in the economy due to aggressive interest rate cuts by the Fed, which sparked a rally in corporate bonds. We benefited from this rally because of our increased corporate bond exposure and, in particular, our holdings in the financial services and energy sectors.

Q.  WHICH HOLDINGS TURNED OUT TO BE DETRACTORS?

A. While our exposure to airlines- and travel-related bonds was minimal, we did hold a few securities in this sector that hurt performance. We have been keeping a close eye on the cash flows of these businesses, however, and despite the difficult outlook for the industry, we believe our holdings in the sector can recover and some of them could represent attractive values. Also, certain telecommunications issues continued to come under pressure during the period amid ongoing economic uncertainty.

Q.  WHAT'S YOUR OUTLOOK?

A. The past six months have been good to bond investors, and we think this environment will continue in the near term. While there has been cause for concern given the uncertain economic environment, we think the bond market has been telling us that investors have faith in the Fed's ability to eventually get the economy back on track. Against this backdrop, the outlook appears encouraging to us, especially for the corporate and asset- backed sectors of the market where yields have been attractive relative to Treasuries. In addition, we have found issuers whose cash flow and earnings appear healthy, we think interest rates and inflation will remain low, and that volatility in the bond market could dampen. In an environment such as this, we'll look to maintain the fund's significant exposure to corporate and asset-backed securities.

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS.

JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998.

HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER
160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL,
ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                        TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. THE FUND
                        ALSO SEEKS TO PROTECT SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  FEBRUARY 26, 1992

CLASS INCEPTION:        CLASS A  FEBRUARY 26, 1992
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  JULY 1, 1994
                        CLASS I  JANUARY 2, 1997

SIZE:                   $405.5 MILLION NET ASSETS AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                          6 Months    1 Year   3 Years   5 Years     Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +5.05%   +10.28%   +20.46%   +33.62%   +76.39%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --     +10.28%   + 6.40%   + 5.97%   + 6.04%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            --     + 7.52%   + 5.51%   + 5.43%   + 5.76%
----------------------------------------------------------------------------------------------------------

CLASS B

                                                          6 Months    1 Year   3 Years   5 Years     Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +4.67%   + 9.48%   +17.77%   +28.26%   +64.77%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --     + 9.48%   + 5.60%   + 5.10%   + 5.29%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            --     + 5.48%   + 4.70%   + 4.78%   + 5.29%
----------------------------------------------------------------------------------------------------------

CLASS C

                                                          6 Months    1 Year   3 Years   5 Years     Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +4.77%   + 9.52%   +17.62%   +27.93%   +65.65%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --     + 9.52%   + 5.56%   + 5.05%   + 5.35%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge            --     + 8.52%   + 5.56%   + 5.05%   + 5.35%
----------------------------------------------------------------------------------------------------------

CLASS I

                                                          6 Months    1 Year   3 Years   5 Years     Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +5.15%   +10.47%   +21.06%   +34.28%   +77.27%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge            --     +10.47%   + 6.58%   + 6.07%   + 6.09%
----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, February 26, 1992, through
 October 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

              High-Grade Corporates                   59.7%
              Asset Backed                            18.2%
              International                            8.2%
              Mortgage Backed                          5.4%
              Cash                                     2.0%
              High-Yield Corporates                    1.8%
              U.S. Treasuries                          1.8%
              Emerging Markets                         1.5%
              Government Agency                        1.4%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Limited Maturity Fund, which was held on October 19, 2001, all items were passed. The final results are as follows:

ITEM 1. To elect a Board of Trustees.

                                                     NUMBER OF SHARES
                                              --------------------------------
NOMINEE                                          FOR         WITHHOLD AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                            29,124,685.958        358,295.247
John W. Ballen                               29,180,900.465        302,080.740
Lawrence H. Cohn, M.D.                       29,135,207.451        347,773.754
The Hon. Sir J. David Gibbons, KBE           29,153,615.360        329,365.845
William R. Gutow                             29,169,063.134        313,918.071
J. Atwood Ives                               29,191,849.172        291,132.033
Abby M. O'Neill                              29,150,960.490        332,020.715
Lawrence T. Perera                           29,192,821.379        290,159.826
William J. Poorvu                            29,196,160.296        286,820.909
Arnold D. Scott                              29,191,849.172        291,132.033
J. Dale Sherratt                             29,178,667.799        304,313.406
Elaine R. Smith                              29,152,705.470        330,275.735
Ward Smith                                   29,191,347.020        291,634.185

ITEM 2. To amend, remove, or add certain fundamental investment policies.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                    21,017,314.088
Against                                   662,825.160
Abstain                                   663,188.957
Broker Non-votes                        7,139,653.000

ITEM 3. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                    28,505,589.018
Against                                   484,881.414
Abstain                                   492,510.773

ITEM 4. To ratify the selection of the independent public accountants for the current fiscal year.

                                     NUMBER OF SHARES
-------------------------------------------------------
For                                    28,723,180.874
Against                                   259,394.281
Abstain                                   500,406.050

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2001

Bonds - 98.1%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 81.0%
  Aerospace - 0.9%
    Northrop Grumman Corp., 7s, 2006                                   $  3,385       $  3,640,161
--------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    Delta Air Lines, Inc., 7.379s, 2010                                $    984       $  1,022,607
--------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    DaimlerChrysler NA Holding Corp., 7.125s, 2003                     $  1,920       $  1,995,802
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.3%
    Associates Corp. North America, 5.8s, 2004                         $  2,710       $  2,844,904
    BankAmerica Corp., 9.2s, 2003                                         1,240          1,350,424
    Commercial Credit Group, Inc., 7.875s, 2004                           3,189          3,525,694
    Credit Suisse First Bank of America, Inc., 5.875s, 2006               2,750          2,854,252
    Dime Bancorp, Inc., 9s, 2002                                          4,325          4,576,239
    FleetBoston Financial Corp., 7.25s, 2005                              2,405          2,637,636
    Societe Generale-NY, 9.875s, 2003                                     1,038          1,152,554
    Summit Bancorp, 8.625s, 2002                                            935            987,650
    Wells Fargo Co., 7.2s, 2003                                           2,744          2,906,857
    Wells Fargo Co., 7.8s, 2010                                           2,543          2,788,857
                                                                                      ------------
                                                                                      $ 25,625,067
--------------------------------------------------------------------------------------------------
  Brokerage - 2.4%
    Lehman Brothers Holdings, Inc., 6.25s, 2003                        $  5,057       $  5,275,260
    Morgan Stanley Dean Witter, 7.125s, 2003                              4,331          4,546,727
                                                                                      ------------
                                                                                      $  9,821,987
--------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Dow Chemical Co., 5.25s, 2004#                                     $  2,250       $  2,332,057
--------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.5%
    Cendant Corp., 6.875s, 2006#                                       $  1,995       $  1,897,804
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 17.4%
    Americredit Automobile Receivable Trust, 5.78s, 2003              $     556       $    556,948
    Americredit Automobile Receivable Trust, 5.37s, 2008                  2,900          3,041,940
    Banamex Credit Card Merchant Voucher, 6.25s, 2003#                    3,680          3,679,964
    Banc of America Large Loan, Inc., 5s, 2005                            1,725          1,717,723
    BankBoston Home Equity Loan Trust, 5.89s, 2013                        1,541          1,550,961
    California Infrastructure, 6.19s, 2005                                3,040          3,153,392
    Centex Home Equity, 5.93s, 2025                                       1,500          1,559,494
    Certificates Funding Corp., 6.716s, 2004                              3,170          3,425,470
    Citibank Credit Card Issuance Trust, 6.65s, 2008                      1,725          1,814,641
    Commerce 2000, 3.809s, 2011#                                          1,460          1,456,806
    Commerce 2000, 3.285s, 2012                                             865            862,838
    Commercial Mortgage Acceptance Corp., 5.8s, 2006                        167            173,760
    DaimlerChrysler Auto Trust, 4.21s, 2005                               4,145          4,235,417
    Discover Card Master Trust I, 5.85s, 2006                             2,124          2,214,928
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)           28,200            767,401
    Fleet Credit Card Master Trust II, 2.745s, 2007                       1,305          1,310,298
    Ford Credit Auto Owner Trust, 6.42s, 2003                             2,989          3,102,941
    GE Capital Mortgage Services, Inc., 6.035s, 2020                      3,937          3,978,201
    GMAC Commercial Mortgage Security, Inc., 3.325s, 2004                 1,430          1,387,547
    Green Tree Financial Corp., 6.91s, 2028                                 725            738,561
    Greenpoint Manufactured Housing, 6.26s, 2015                          2,530          2,600,649
    GS Mortgage Securities Corp. II, 6.06s, 2030                          2,706          2,843,517
    Household Private Label Credit Card, 2.975s, 2008                     3,250          3,260,953
    MBNA Master Credit Card Trust II, 5.25s, 2006                         1,000          1,036,870
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                   3,035          3,157,160
    MFN Automobile Receivables Trust, 5.07s, 2007#                        2,260          2,300,962
    Morgan Stanley Group, Inc., 6.01s, 2030                               1,077          1,132,740
    Pemex Finance Ltd., 5.72s, 2003                                       3,338          3,415,956
    Providian Home Equity Loan Trust, 2.71s, 2025                           581            581,523
    PSE&G Transition Funding LLC, 5.74s, 2007                             3,395          3,556,731
    Residential Asset Security Corp., 7.735s, 2025                          947            989,467
    Residential Funding Mortgage Securities, 7.97s, 2010                  1,525          1,539,655
    Sovereign Bank Home Equity Loan Trust, 7.26s, 2002                      247            248,756
    Starwood Asset Receivables Trust, 2.72s, 2022                           325            324,760
    Student Loan Trust, 2.724s, 2004                                        159            158,530
    Student Loan Trust, 2.924s, 2009                                      1,000            998,997
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                      1,590          1,625,253
                                                                                      ------------
                                                                                      $ 70,501,710
--------------------------------------------------------------------------------------------------
  Defense Electronics - 0.8%
    Raytheon Co., 6.45s, 2002                                          $  1,000       $  1,021,830
    Raytheon Co., 5.7s, 2003                                              2,253          2,324,037
                                                                                      ------------
                                                                                      $  3,345,867
--------------------------------------------------------------------------------------------------
  Energy - Integrated - 3.1%
    Amerada Hess Corp., 5.9s, 2006                                     $  3,800       $  3,891,390
    Conoco Funding Co., 5.45s, 2006                                       3,240          3,272,400
    Phillips Petroleum Co., 8.5s, 2005                                    5,000          5,573,550
                                                                                      ------------
                                                                                      $ 12,737,340
--------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Time Warner Pass-Through Asset Trust, 6.1s, 2001#                  $  3,683       $  3,697,622
--------------------------------------------------------------------------------------------------
  Financial Institutions - 7.7%
    Countrywide Home Loans, Inc., 6.85s, 2004                          $  4,582       $  4,911,538
    Countrywide Home Loans, Inc., 5.5s, 2006                                850            870,723
    Ford Motor Credit Co., 5.75s, 2004                                    3,431          3,491,420
    Ford Motor Credit Co., 6.875s, 2006                                   3,375          3,455,696
    General Motors Acceptance Corp., 5.36s, 2004                          3,641          3,673,015
    General Motors Acceptance Corp., 6.125s, 2006                         7,425          7,394,706
    Grand Metro Investment Corp., 7.125s, 2004                            2,923          3,166,603
    Household Finance Corp., 8s, 2005                                     4,020          4,435,065
                                                                                      ------------
                                                                                      $ 31,398,766
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.8%
    Coca-Cola Bottling Co., 8.56s, 2002                                $  3,869       $  3,940,963
    Kellogg Co., 6s, 2006                                                 1,800          1,887,313
    Kraft Foods, Inc., 4.625s, 2006                                       2,745          2,731,549
    Tyson Foods, Inc., 6.625s, 2004#                                      2,210          2,269,383
    Whitman Corp., 6s, 2004                                               4,440          4,653,520
                                                                                      ------------
                                                                                      $ 15,482,728
--------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    Midland Funding Corp. I, 10.33s, 2002                              $  1,088       $  1,116,136
--------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    AIG Sunamerica, 7.4s, 2003#                                        $  1,500       $  1,597,845
    AIG Sunamerica, 7.6s, 2005#                                             400            444,672
                                                                                      ------------
                                                                                      $  2,042,517
--------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Ingersoll Rand Co., 5.75s, 2003                                    $  4,040       $  4,182,248
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.4%
    American Home Productions Corp., 5.875s, 2004                      $  4,335       $  4,560,117
    American Home Productions Corp., 7.9s, 2005                           1,000          1,115,640
                                                                                      ------------
                                                                                      $  5,675,757
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    HCA Healthcare Co., 7.125s, 2006                                   $  3,875       $  4,020,312
    Tenet Healthcare Corp., 5.375s, 2006                                  3,422          3,421,658
                                                                                      ------------
                                                                                      $  7,441,970
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.8%
    WMX Technologies, Inc., 6.375s, 2003                               $  3,044       $  3,181,284
--------------------------------------------------------------------------------------------------
  Railroad - 1.1%
    Union Pacific Corp., 6.34s, 2003                                   $  3,350       $  3,532,039
    Union Pacific Corp., 5.84s, 2004                                        800            834,696
                                                                                      ------------
                                                                                      $  4,366,735
--------------------------------------------------------------------------------------------------
  Real Estate - 1.0%
    EOP Operating Ltd., 7.375s, 2003                                   $  1,628       $  1,728,415
    EOP Operating Ltd., 6.376s, 2012                                        750            756,473
    Simon Property Group L.P., 6.75s, 2004                                1,535          1,577,765
                                                                                      ------------
                                                                                      $  4,062,653
--------------------------------------------------------------------------------------------------
  Supermarket - 0.6%
    Safeway, Inc., 5.875s, 2001                                        $  2,430       $  2,431,725
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.5%
    AT&T Wireless Services, Inc., 7.35s, 2006                          $  1,845       $  1,955,128
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 5.8%
    Bellsouth Corp., 5s, 2006                                          $  1,465       $  1,480,265
    Citizens Communications Co., 8.5s, 2006                               2,428          2,628,504
    GTE Corp., 9.1s, 2003                                                 4,535          4,934,670
    Sprint Capital Corp., 7.125s, 2006                                    3,040          3,227,477
    Telecomunica De Puerto Rico, 6.15s, 2002                              4,194          4,243,909
    United Telecommunications Co., 9.5s, 2003##                           2,372          2,538,348
    Worldcom, Inc., 7.55s, 2004                                           4,080          4,320,108
                                                                                      ------------
                                                                                      $ 23,373,281
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 7.7%
    Aid to Israel, 6.625s, 2003                                        $  3,000       $  3,194,370
    Federal Home Loan Mortgage Corp., 6.375s, 2003                        5,000          5,357,050
    Federal Home Loan Mortgage Corp., 7.07s, 2015                         1,140          1,170,947
    Federal Home Loan Mortgage Corp., 5s, 2021                            4,040          4,129,607
    Federal National Mortgage Assn., 6.138s, 2011                           831            873,110
    Federal National Mortgage Assn., 6.75s, 2003                          3,378          3,479,057
    Federal National Mortgage Assn., 7s, 2014 - 2015                      3,740          3,928,446
    Federal National Mortgage Assn., 7.5s, 2015                           3,980          4,195,338
    Government National Mortgage Assn., 7s, 2009 - 2010                      27             28,134
    Government National Mortgage Assn., 7.5s, 2007 - 2011                 2,720          2,885,959
    Government National Mortgage Assn., 8.5s, 2002 - 2009                 1,695          1,794,405
    Government National Mortgage Assn., 9.25s, 2001                         124            124,591
    Government National Mortgage Assn., 12.5s, 2011                         170            200,516
                                                                                      ------------
                                                                                      $ 31,361,530
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.8%
    U.S. Treasury Bonds, 11.125s, 2003                                 $  6,000       $  6,908,460
    U.S. Treasury Notes, 7.25s, 2004                                        450            499,077
    U.S. Treasury Notes, 7.875s, 2004                                     6,000          6,842,820
    U.S. Treasury Notes, 4.625s, 2006                                     1,050          1,098,237
                                                                                      ------------
                                                                                      $ 15,348,594
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.9%
    Allegheny Energy, Inc., 7.75s, 2005                                $  3,650       $  3,985,289
    Baltimore Gas & Electric Co., 6.75s, 2002                             3,264          3,388,767
    Dominion Resources, Inc., 7.6s, 2003                                  4,110          4,374,643
    DTE Energy Co., 6s, 2004                                              2,155          2,255,977
    Edison Mission Energy Funding Corp., 6.77s, 2003#                       981            922,506
    Entergy Mississippi, Inc., 6.2s, 2004                                 1,603          1,671,657
    Gulf States Utilities Co., 8.21s, 2002                                1,528          1,537,947
    Narragansett Electric Co., 7.83s, 2002                                  786            812,567
    National Rural Utilities, 7.375s, 2003                                2,133          2,246,326
    Niagara Mohawk Power Corp., 5.375s, 2004                              2,545          2,567,116
    Nisource Finance Corp., 5.75s, 2003                                   1,910          1,971,254
    Nisource Finance Corp., 7.5s, 2003                                    2,930          3,132,521
    PSE&G Power LLC, 6.875s, 2006#                                        2,995          3,183,535
    Wisconsin Energy Corp., 5.875s, 2006                                  4,035          4,209,917
                                                                                      ------------
                                                                                      $ 36,260,022
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Keyspan Corp., 6.15s, 2006                                         $  2,160       $  2,283,682
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $328,582,780
--------------------------------------------------------------------------------------------------
Foreign Bonds - 17.1%
  Australia - 0.3%
    Medallion Trust, 2.66s, 2031 (Corporate Asset Back)                $  1,316       $  1,316,714
--------------------------------------------------------------------------------------------------
  Austria - 0.1%
    Oesterreich Kontrollbank, 5.5s, 2006 (Banks and Credit Cos.)       $     220      $     229,43
--------------------------------------------------------------------------------------------------
  Canada - 4.4%
    AT&T Canada, Inc., 12s, 2007 (Telecom - Wireline)                  $  2,582       $  1,833,220
    British Columbia Province Canada, 4.625s, 2006                        3,500          3,563,252
    Province of Ontario, 7.375s, 2003                                     7,580          8,052,310
    Province of Quebec, 8.8s, 2003                                        4,136          4,507,826
                                                                                      ------------
                                                                                      $ 17,956,608
--------------------------------------------------------------------------------------------------
  Chile - 0.6%
    Empresa Elec Guacolda S.A., 7.95s, 2003 (Utilities -
      Electric)#                                                       $  1,250       $  1,253,125
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                       1,232          1,259,474
                                                                                      ------------
                                                                                      $  2,512,599
--------------------------------------------------------------------------------------------------
  China - 0.8%
    Rolls Royce Capital, 7.125s, 2003 (Aerospace)                      $  3,125       $  3,322,937
--------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Kansallis-Osake, 10s, 2002 (Banks and Credit Cos.)                $     776       $    802,438
    Merita Bank, 7.15s, 2049 (Banks and Credit Cos.)#                     3,000          3,083,610
                                                                                      ------------
                                                                                      $  3,886,048
--------------------------------------------------------------------------------------------------
  France - 1.0%
    France Telecom S.A., 7.2s, 2006 (Teleom - Wireline)#               $  3,861       $  4,128,838
--------------------------------------------------------------------------------------------------
  Germany - 2.1%
    KFW International Finance, Inc., 9.4s, 2004 (Banks
      and Credit Cos.)                                                 $  1,675       $  1,921,124
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and
      Credit Cos.)                                                        4,945          5,452,006
    Landwirtschaft Rentenbank, 4.5s, 2006 (Banks and
      Credit Cos.)                                                        1,000          1,010,047
                                                                                      ------------
                                                                                      $  8,383,177
--------------------------------------------------------------------------------------------------
  Iceland - 0.5%
    Republic of Iceland, 6.125s, 2004                                  $  1,942       $  2,068,871
--------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Banco Nacional de Commerce, 11.25s, 2006 (Sovereign)               $  1,560       $  1,809,087
--------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    Ford Capital B.V., 9.875s, 2002 (Automotive)                       $  1,800       $  1,852,866
--------------------------------------------------------------------------------------------------
  New Zealand - 0.7%
    New Zealand Government, 10.625s, 2005                              $  2,146       $  2,645,181
--------------------------------------------------------------------------------------------------
  Norway - 1.3%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)#         $  4,839       $  5,080,660
--------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and
      Credit Cos.)                                                     $  1,471       $  1,571,836
--------------------------------------------------------------------------------------------------
  Sweden - 0.6%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)#                    $  2,570       $  2,641,410
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    British Telecom PLC, 4.445s, 2003 (Teleom - Wireline)              $  3,453       $  3,485,082
    Hanson PLC, 7.375s, 2003 (Building Materials)                         1,183          1,233,916
    Royal Bank Scotland, 8.817s, 2049 (Banks and Credit
      Cos.)                                                               4,540          5,038,764
                                                                                      ------------
                                                                                      $  9,757,762
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 69,164,032
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $386,836,182)                                           $397,746,812
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.7%
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/01, due 11/1/01, total to
      be received $7,069,513 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                 $  7,069       $  7,069,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $393,905,182)                                     $404,815,812
Other Assets, Less Liabilities - 0.2%                                                      729,671
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $405,545,483
--------------------------------------------------------------------------------------------------
 # SEC Rule 144A restriction.
## Security segregated as collateral for an open futures contract.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
OCTOBER 31, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $393,905,182)         $404,815,812
  Interest receivable                                              6,137,323
  Receivable for investments sold                                  1,092,105
  Receivable for fund shares sold                                  2,209,755
  Other assets                                                         2,282
                                                                ------------
      Total assets                                              $414,257,277
                                                                ------------
Liabilities:
  Payable to Custodian                                          $     25,104
  Distributions payable                                              459,874
  Payable for daily variation margin on open future contracts         32,906
  Payable for investments purchased                                8,068,757
  Payable to affiliates -
    Management fee                                                     3,838
    Shareholder servicing agent fee                                    1,097
    Distribution and service fee                                      54,821
  Accrued expenses and other liabilities                              65,397
                                                                ------------
      Total liabilities                                         $  8,711,794
                                                                ------------
Net assets                                                      $405,545,483
                                                                ============
Net assets consist of:
  Paid-in capital                                               $410,606,017
  Unrealized appreciation on investments                          10,787,089
  Accumulated net realized loss on investments                   (14,919,450)
  Accumulated distributions in excess of net
    investment income                                               (928,173)
                                                                ------------
      Total                                                     $405,545,483
                                                                ============
Shares of beneficial interest outstanding                        57,991,510
                                                                 ==========
Class A shares:
  Net asset value per share
    (net assets of $243,181,096 / 34,732,025 shares
     of beneficial interest outstanding)                           $7.00
                                                                   =====
  Offering price per share (100 / 97.5 of net asset
     value per share)                                              $7.18
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $109,238,349 / 15,664,211 shares
     of beneficial interest outstanding)                           $6.97
                                                                   =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $51,341,588 / 7,339,625 shares of
      beneficial interest outstanding)                             $7.00
                                                                   =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,784,450 / 255,649 shares
     of beneficial interest outstanding)                           $6.98
                                                                   =====
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                $ 10,711,257
                                                                 ------------
  Expenses -
    Management fee                                               $    684,990
    Trustees' compensation                                             13,949
    Shareholder servicing agent fee                                   171,066
    Distribution and service fee (Class A)                            166,338
    Distribution and service fee (Class B)                            394,534
    Distribution and service fee (Class C)                            168,177
    Administrative fee                                                 16,902
    Custodian fee                                                      86,798
    Printing                                                           57,146
    Postage                                                            25,117
    Auditing fees                                                      19,491
    Legal fees                                                          8,726
    Miscellaneous                                                     134,539
                                                                 ------------
      Total expenses                                             $  1,947,773
    Fees paid indirectly                                              (25,795)
    Reduction of expenses by investment adviser                       (86,263)
                                                                 ------------
      Net expenses                                               $  1,835,715
                                                                 ------------
        Net investment income                                    $  8,875,542
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $    992,535
    Futures contracts                                                 (58,266)
                                                                 ------------
        Net realized gain on investments                         $    934,269
                                                                 ------------
  Change in unrealized appreciation -
    Investments                                                  $  6,976,004
    Futures Contracts                                                   1,598
                                                                 ------------
          Net unrealized gain on investments                     $  6,977,602
                                                                 ------------
            Net realized and unrealized gain on investments      $  7,911,871
                                                                 ------------
              Increase in net assets from operations             $ 16,787,413
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED             YEAR ENDED
                                                              OCTOBER 31, 2001         APRIL 30, 2001
                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   8,875,542          $  16,361,202
  Net realized gain (loss) on investments                              934,269             (1,470,389)
  Net unrealized gain on investments                                 6,977,602              7,227,748
                                                                 -------------          -------------
      Increase in net assets from operations                     $  16,787,413          $  22,118,561
                                                                 -------------          -------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (6,456,987)         $ (10,977,907)
  From net investment income (Class B)                              (2,171,966)            (4,104,412)
  From net investment income (Class C)                                (834,640)            (1,227,948)
  From net investment income (Class I)                                 (33,171)               (50,935)
  In excess of net investment income (Class A)                            --                  (42,928)
  In excess of net investment income (Class B)                            --                  (16,050)
  In excess of net investment income (Class C)                            --                   (4,802)
  In excess of net investment income (Class I)                            --                     (199)
                                                                 -------------          -------------
      Total distributions declared to shareholders               $  (9,496,764)         $ (16,425,181)
                                                                 -------------          -------------
Net increase in net assets from fund share transactions          $  84,433,608          $ 123,651,625
                                                                 -------------          -------------
      Total increase in net assets                               $  91,724,257          $ 129,345,005
Net assets:
  At beginning of period                                           313,821,226            184,476,221
                                                                 -------------          -------------
  At end of period (including accumulated distributions in
    excess of net investment income of $928,173 and $306,951,
    respectively)                                                $ 405,545,483          $ 313,821,226
                                                                 =============          =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                              SIX MONTHS ENDED         ------------------------------------------------------------------------
                              OCTOBER 31, 2001              2001              2000            1999           1998          1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $ 6.86            $ 6.66            $ 6.87          $ 6.99         $ 7.04        $ 7.12
                                        ------            ------            ------          ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)              $ 0.19            $ 0.42            $ 0.40          $ 0.43         $ 0.48        $ 0.47
  Net realized and unrealized
    gain (loss) on investments            0.15              0.20             (0.22)          (0.14)         (0.07)        (0.06)
                                        ------            ------            ------          ------         ------        ------
      Total from investment
        operations                      $ 0.34            $ 0.62            $ 0.18          $ 0.29         $ 0.41        $ 0.41
                                        ------            ------            ------          ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.20)           $(0.42)           $(0.39)         $(0.41)        $(0.46)       $(0.47)
  In excess of net investment income      --               (0.00)+++          --              --             --           (0.02)
                                        ------            ------            ------          ------         ------        ------
      Total distributions
        declared to
        shareholders                    $(0.20)           $(0.42)           $(0.39)         $(0.41)        $(0.46)       $(0.49)
                                        ------            ------            ------          ------         ------        ------
Net asset value - end of period         $ 7.00            $ 6.86            $ 6.66          $ 6.87         $ 6.99        $ 7.04
                                        ======            ======            ======          ======         ======        ======
Total return(+)                           5.05%++           9.57%             2.71%           4.26%          5.97%         5.83%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                            0.81%+            0.82%             0.86%           0.84%          0.89%         0.94%
    Net investment income(S)(S)           5.44%+            6.20+             5.87%           6.14%          6.70%         6.57%
Portfolio turnover                          35%               58%               74%            278%           288%          489%
Net assets at end of period
  (000 Omitted)                       $243,181          $209,687          $115,752        $134,086        $95,342       $91,887
   (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)    $ 0.19            $ 0.42              --              --           $ 0.48        $ 0.47
        Ratios (to average net assets):
          Expenses##                     0.86%+            0.85%             --              --             0.87%         0.89%
          Net investment income(S)(S)    5.39%+            6.17%             --              --             6.72%         6.62%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains, and losses per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.29%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         ---------------------------------------------------------------------
                                 OCTOBER 31, 2001             2001             2000           1999           1998          1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 6.83           $ 6.64           $ 6.85         $ 6.97         $ 7.03        $ 7.11
                                           ------           ------           ------         ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.16           $ 0.37           $ 0.34         $ 0.38         $ 0.41        $ 0.41
  Net realized and unrealized gain
    (loss) on investments                    0.16             0.19            (0.21)         (0.14)         (0.07)        (0.05)
                                           ------           ------           ------         ------         ------        ------
      Total from investment
        operations                         $ 0.32           $ 0.56           $ 0.13         $ 0.24         $ 0.34        $ 0.36
                                           ------           ------           ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.18)          $(0.37)          $(0.34)        $(0.36)        $(0.40)       $(0.42)
  In excess of net investment income         --              (0.00)+++         --             --             --           (0.02)
                                           ------           ------           ------         ------         ------        ------
      Total distributions declared
        to
        shareholders                       $(0.18)          $(0.37)          $(0.34)        $(0.36)        $(0.40)       $(0.44)
                                           ------           ------           ------         ------         ------        ------
Net asset value - end of period            $ 6.97           $ 6.83           $ 6.64         $ 6.85         $ 6.97        $ 7.03
                                           ======           ======           ======         ======         ======        ======
Total return                                 4.67%++          8.61%            1.91%          3.48%          4.98%         4.99%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.58%+           1.59%            1.65%          1.61%          1.70%         1.78%
    Net investment income(S)(S)              4.68%+           5.41%            5.09%          5.33%          5.80%         5.75%
Portfolio turnover                             35%              58%              74%           278%           288%          489%
Net assets at end of period (000
  Omitted)                               $109,238          $77,012          $45,214        $52,883        $39,229       $34,875

   (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)       $ 0.16           $ 0.37             --             --           $ 0.41        $ 0.41
         Ratios (to average net assets):
           Expenses##                        1.63%+           1.63%            --             --             1.68%         1.77%
           Net investment income(S)(S)       4.63%+           5.37%            --             --             5.82%         5.76%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains, and losses per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.29%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share data amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         ---------------------------------------------------------------------
                                 OCTOBER 31, 2001             2001             2000           1999           1998          1997
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 6.85           $ 6.66           $ 6.86         $ 6.99         $ 7.05        $ 7.13
                                           ------           ------           ------         ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.15           $ 0.36           $ 0.34         $ 0.36         $ 0.41        $ 0.41
  Net realized and unrealized gain
    (loss) on investments                    0.17             0.19            (0.21)         (0.14)         (0.07)        (0.06)
                                           ------           ------           ------         ------         ------        ------
      Total from investment
        operations                         $ 0.32           $ 0.55           $ 0.13         $ 0.22         $ 0.34        $ 0.35
                                           ------           ------           ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.17)          $(0.36)          $(0.33)        $(0.35)        $(0.40)       $(0.41)
  In excess of net investment income         --              (0.00)+++         --             --             --           (0.02)
                                           ------           ------           ------         ------         ------        ------
      Total distributions declared to
        shareholders                       $(0.17)          $(0.36)          $(0.33)        $(0.35)        $(0.40)       $(0.43)
                                           ------           ------           ------         ------         ------        ------
Net asset value - end of period            $ 7.00           $ 6.85           $ 6.66         $ 6.86         $ 6.99        $ 7.05
                                           ======           ======           ======         ======         ======        ======
Total return                                 4.77%++          8.50%            1.99%          3.23%          4.94%         5.08%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.67%+           1.67%            1.71%          1.69%          1.74%         1.80%
    Net investment income(S)(S)              4.58%+           5.33%            5.03%          5.19%          5.76%         5.80%
Portfolio turnover                             35%              58%              74%           278%           288%          489%
Net assets at end of period (000
  Omitted)                                $51,342          $26,233          $22,825        $24,228        $20,131       $18,862

   (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)       $ 0.15           $ 0.36             --             --           $ 0.41        $ 0.41
         Ratios (to average net assets):
           Expenses##                        1.72%+           1.70%            --             --             1.72%         1.81%
           Net investment income(S)(S)       4.53%+           5.30%            --             --             5.78%         5.80%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains, and losses per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.29%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01 #Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,                   PERIOD ENDED
                               SIX MONTHS ENDED          ------------------------------------------------------     APRIL 30,
                               OCTOBER 31, 2001                2001            2000          1999          1998         1997*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $ 6.84              $ 6.65          $ 6.85        $ 6.98        $ 7.04        $ 7.08
                                         ------              ------          ------        ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)               $ 0.18              $ 0.42          $ 0.42        $ 0.43        $ 0.48        $ 0.15
  Net realized and unrealized gain
    (loss) on investments                  0.17                0.20           (0.22)        (0.14)        (0.07)        (0.03)
                                         ------              ------          ------        ------        ------        ------
      Total from investment
        operations                       $ 0.35              $ 0.62          $ 0.20        $ 0.29        $ 0.41        $ 0.12
                                         ------              ------          ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income             $(0.21)             $(0.43)         $(0.40)       $(0.42)       $(0.47)       $(0.15)
  In excess of net investment
    income                                 --                 (0.00)+++        --            --            --           (0.01)
                                         ------              ------          ------        ------        ------        ------
      Total distributions declared
        to shareholders                  $(0.21)             $(0.43)         $(0.40)       $(0.42)       $(0.47)       $(0.16)
                                         ------              ------          ------        ------        ------        ------
Net asset value - end of period          $ 6.98              $ 6.84          $ 6.65        $ 6.85        $ 6.98        $ 7.04
                                         ======              ======          ======        ======        ======        ======
Total return                               5.15%++             9.60%           3.02%         4.28%         5.98%         1.72%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                             0.68%+              0.67%           0.71%         0.69%         0.74%         1.17%+
    Net investment income(S)(S)            5.59%+              6.32%           6.00%         6.21%         6.75%         8.68%+
Portfolio turnover                           35%                 58%             74%          278%          288%          489%
Net assets at end of period
  (000 Omitted)                          $1,784              $  888          $  684        $1,459        $1,466        $1,925

   (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)     $ 0.18              $ 0.42            --            --          $ 0.49        $ 0.15
         Ratios (to average net assets):
           Expenses##                      0.73%+              0.70%           --            --            0.72%         1.17%+
           Net investment income(S)(S)     5.54%+              6.29%           --            --            6.77%         8.68%+
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains, and losses per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.29%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class I shares, January 2, 1997, through April 30, 1997.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01 #Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At April 30, 2001, the fund for federal income tax purposes, had a capital loss carryforward of $24,691,417 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration:

              EXPIRATION DATE                             AMOUNT
              --------------------------------------------------
              April 30, 2002                       $ (4,226,362)
              April 30, 2003                         (3,619,464)
              April 30, 2005                         (2,906,238)
              April 30, 2006                         (1,767,089)
              April 30, 2007                         (4,524,994)
              April 30, 2008                         (4,772,473)
              April 30, 2009                         (2,874,797)
                                                   ------------
                  Total                            $(24,691,417)
                                                   ============

The availability of a portion of these capital loss carryforwards, which were acquired on May 19, 2000 in connection with the MFS Intermediate Income Fund acquisition may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $3,839 for the six months ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $25,987 for the six months ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,883 for the six months ended October 31, 2001. Fees incurred under the distribution plan during the six months ended October 31, 2001, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the trust may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,169 and $112 for Class B and Class C shares, respectively, for the six months ended October 31, 2001. Fees incurred under the distribution plan during the six months ended October 31, 2001 were 0.92% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares in the first year, the Class B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such dates as the Trustees of the trust may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2001, were $36,400, $88,331, and $3,446 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                      $ 48,869,256        $28,444,956
                                                ------------        -----------
Investments (non-U.S. government securities)    $168,721,903        $89,724,543
                                                ------------        -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $395,667,968
                                                                   -----------
Gross unrealized appreciation                                     $ 11,084,514
Gross unrealized depreciation                                       (1,936,670)
                                                                  ------------
    Net unrealized appreciation                                   $  9,147,844
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED OCTOBER 31, 2001           YEAR ENDED APRIL 30, 2001
                                    --------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            10,888,717       $ 75,305,674        56,901,620      $ 386,447,810
Shares issued to shareholders in
  reinvestment of distributions           788,976          5,461,118         1,181,170          8,005,315
Shares reacquired                      (7,515,956)       (51,946,732)      (44,880,956)      (304,251,696)
                                       ----------       ------------       -----------      -------------
    Net increase                        4,161,737       $ 28,820,060        13,201,834      $  90,201,429
                                       ==========       ============       ===========      =============

Class B shares
                                    SIX MONTHS ENDED OCTOBER 31, 2001           YEAR ENDED APRIL 30, 2001
                                    --------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             6,755,387       $ 46,671,576        11,034,722      $  74,552,293
Shares issued to shareholders in
  reinvestment of distributions           232,348          1,604,095           418,213          2,821,678
Shares reacquired                      (2,595,203)       (17,884,785)       (6,989,259)       (47,099,273)
                                       ----------       ------------       -----------      -------------
    Net increase                        4,392,532       $ 30,390,886         4,463,676      $  30,274,698
                                       ==========       ============       ===========      =============

Class C shares
                                    SIX MONTHS ENDED OCTOBER 31, 2001           YEAR ENDED APRIL 30, 2001
                                    --------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             4,100,010       $ 28,421,958         1,922,219      $  13,236,082
Shares issued to shareholders in
  reinvestment of distributions            70,860            491,251            97,797            661,885
Shares reacquired                        (659,150)        (4,562,722)       (1,619,165)       (10,910,611)
                                       ----------       ------------       -----------      -------------
    Net increase                        3,511,720       $ 24,350,487           400,851      $   2,987,356
                                       ==========       ============       ===========      =============

Class I shares
                                    SIX MONTHS ENDED OCTOBER 31, 2001           YEAR ENDED APRIL 30, 2001
                                    --------------------------------       ------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               146,045       $  1,012,852            23,176      $     162,958
Shares issued to shareholders in
  reinvestment of distributions             4,781             33,070             7,559             51,082
Shares reacquired                         (25,067)          (173,747)           (3,798)           (25,898)
                                       ----------       ------------       -----------      -------------
    Net increase                          125,759       $    872,175            26,937      $     188,142
                                       ==========       ============       ===========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2001, was $1,841. The fund had no borrowings during the six months.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                     UNREALIZED
DESCRIPTION                    EXPIRATION   CONTRACTS    POSITION  DEPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Notes
  5-Year Futures            December 2001         78        Short   $(123,541)
                                                                    ---------

At October 31, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,353,674 reduction in cost of securities and a corresponding $1,353,674 increase in net unrealized appreciation, based on securities held by the fund on October 31, 2001.

The effect of this change for the six months ended October 31, 2001, was to decrease net investment income by $497,678, increase net unrealized appreciation by $409,112, and decrease net realized losses by $88,566. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) LIMITED MATURITY FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President,                             Mark E. Bradley*
MFS Investment Management                                Robert R. Flaherty*
                                                         Ellen Moynihan*
William R. Gutow+ - Private Investor and
Real Estate Consultant; Vice Chairman,                   SECRETARY
Entertainment Management Company                         Stephen E. Cavan*
(video franchise)
                                                         ASSISTANT SECRETARY
J. Atwood Ives+ - Private Investor                       James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway                  CUSTODIAN
& Barnes (attorneys)                                     State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business                   For information on MFS mutual funds, call your
Administration                                           investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Charles W. Schmidt+ - Private Investor                   business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President and Director                              INVESTOR SERVICE
MFS Investment Management                                MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief                  Boston, MA 02107-9906
Executive Officer, MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith+ - Independent Consultant                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman Emeritus and
Director, North American Management Corp.                For service to speech- or hearing-impaired
(investment adviser)                                     individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
INVESTMENT ADVISER                                       time. (To use this service, your phone must be
Massachusetts Financial Services Company                 equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
DISTRIBUTOR                                              or stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
James J. Calmas*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) LIMITED MATURITY FUND                                      ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MLM-3 12/01 23M 36/236/336/836